UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2004


                                 ZIM CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Canada
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-30432                                        Not Applicable
----------------------------                       --------------------------
       (Commission                                     (IRS Employer
       File Number)                                  Identification No.)

              200-20 Colonnade Road                           K2E 7M6
              Ottawa, Ontario, Canada
-----------------------------------------------------------------------------
     (Address of principal executive offices)               (Zip Code)


                                 (613) 727-1397
--------------------------------------------------------------------------------
                         (Registrant's telephone number)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

     On November 15, 2004, ZIM Corporation, (OTCBB: ZIMCF) ("ZIM") issued a press release announcing financial results for its second fiscal quarter ended September 30, 2004. A copy of ZIM's press release is being furnished as Exhibit 99 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of ZIM under the Securities Act of 1933 or the Exchange Act.

Item 9.01.        Financial Statements and Exhibits.

 (c) Exhibits

      Exhibit 99.1 Press Release issued by ZIM Corporation, dated November 15, 2004




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ZIM CORPORATION
                                               (Registrant)


November 15, 2004                             By: /S/ Michael Cowpland
                                              ---------------------------
                                                  Michael Cowpland,
                                                  Chief Executive Officer

EXHIBIT INDEX

Exhibit No.               Exhibit                                  Page
-----------               -------                                  -----
    99.1                  Press Release